                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to (S)240.14a-12

                     CONSULTING GROUP CAPITAL MARKETS FUNDS

       ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

       ------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                    CONSULTING GROUP CAPITAL MARKETS FUNDS

                           S&P 500 Index Investments

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

                          To Be Held December 3, 2002

   A special meeting of shareholders of S&P 500 Index Investments (the "Fund") will be held at the offices of Smith Barney Fund Management LLC, 125 Broad
Street,        Floor, New York, New York 10004 on December 3, 2002 at [10:00
a.m.] (the "Special Meeting"). The Fund is a series of Consulting Group Capital Markets Funds (the "Trust"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts that is comprised of the Fund and several other series, which are not addressed in the accompanying Proxy Statement ("Proxy Statement").

   The Special Meeting is being held to consider and vote on the following matter for the Fund, as indicated below and more fully described under Proposal I in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

    PROPOSAL I: To approve conversion of the Fund's structure from a direct investment fund structure to a master-feeder fund structure.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   The close of business on October 23, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   Please mark, date and sign the enclosed proxy and return it in the prepaid envelope enclosed for your convenience to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the meeting you can revoke your proxy and vote your shares in person if you wish.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT [
          ] AT 1-800-   -    .

   This notice and related proxy material are first being mailed to
shareholders on or about November   , 2002. This proxy is being solicited on
behalf of the Board of Trustees of the Trust.


                              By Order of the Board of Trustees,

                              CHRISTINA T. SYDOR,
                              Secretary

New York, New York
November   , 2002

                               -----------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) IN THE ENCLOSED PREPAID ENVELOPE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card(s) properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

   3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

                   Registration                      Valid Signature
                   ------------                      ---------------
       Corporate Accounts
          (1) ABC Corp.......................... ABC Corp.
          (2) ABC Corp.......................... John Doe, Treasurer
          (3) ABC Corp.
             c/o John Doe, Treasurer............ John Doe
          (4) ABC Corp. Profit Sharing Plan..... John Doe, Trustee
       Trust Accounts
          (1) ABC Trust......................... Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee
             u/t/d 12/28/78..................... Jane B. Doe
       Custodial or Estate Accounts
          (1) John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA...... John B. Smith
          (2) Estate of John B. Smith........... John B. Smith, Executor

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                              222 Delaware Avenue
                          Wilmington, Delaware 19801

                           S&P 500 Index Investments

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 3, 2002

                               -----------------

                                PROXY STATEMENT

                               -----------------

   This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of Consulting Group Capital Markets Funds (the "Trust") with respect to S&P 500 Index Investments (the "Fund") for use at the special meeting of the Fund to be held at the
offices of Smith Barney Fund Management LLC, 125 Broad Street,      Floor, New
York, New York 10004 on December 3, 2002 at [10:00 a.m.] (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about November 5, 2002.

   The Trust is comprised of several series. The Fund is a separate series of the Trust, along with several other series which are not addressed in this Proxy Statement.

   For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

   The Special Meeting is being held to consider and vote on the following matter for the Fund, as indicated below and described more fully under Proposal I herein, and such other matters as may properly come before the meeting or any adjournments thereof:

    PROPOSAL I: To approve conversion of the Fund's structure from a direct investment fund structure to a master-feeder fund structure.

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, through the Internet or by personal interviews by Trustees and officers of the Trust and officers of Salomon Smith Barney Inc. ("Salomon Smith Barney"), the Trust's distributor, the Consulting Group (the "Manager"), a division of Smith Barney Fund Management LLC ("SBFM") and Citicorp Trust Bank, fsb, the transfer agent for the Trust. Such agents, representatives and employees of the

Trust will not receive additional compensation for solicitation activities. The costs of soliciting proxies for the Special Meeting, including (a) preparing, printing and mailing this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c)
[payment to [            ] for its services in soliciting proxies and (d)]
supplementary solicitations to submit Proxies, will be borne by the Fund. Costs
of this solicitation are estimated to be approximately $      .

   Shareholders of the Fund may be called to ask if they would be willing to have their votes recorded by telephone. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities (by asking the shareholder to provide his or her social security number, in the case of an individual, or a taxpayer identification number, in the case of an entity), to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Trust a later dated Proxy or written revocation, or by attending the Special Meeting and voting in person. A Proxy when executed and not so revoked will be voted in accordance with the specification marked thereon. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

   The Annual Report of the Fund containing audited financial statements for the fiscal year ended August 31, 2002 (the "Report") has previously been furnished to the Fund's shareholders. Copies of the Report are available upon request and without charge by calling your Salomon Smith Barney Financial Consultant or by writing to the Fund's sub-transfer agent, PFPC Global Fund Services, at Consulting Group Capital Markets Funds, c/o PFPC Global Fund Services, P.O. Box 9699, Providence, RI 02940-9699 or by calling the Fund's transfer agent at 800-451-2010.

   Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy with respect to Proposal I, the Proxy will be voted "FOR" the approval of Proposal I and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting.

   Under the Master Trust Agreement of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve Proposal I or any other matters that may properly come before the Special Meeting are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" Proposal I in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" Proposal I against any adjournment. A shareholder vote may be taken on Proposal I or any other matter that may properly come before the Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

   The Board of Trustees has fixed the close of business on October 23, 2002 (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, shares of the Fund were issued and outstanding.

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

    .  indicate your instructions on the Proxy;

    .  date and sign the Proxy; and

    .  mail the Proxy promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Fund

   Annex I attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Fund's shares by the only persons known by the

Fund to beneficially own more than five percent of the outstanding shares of the Fund. The number of shares beneficially owned by each Trustee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

   [As of the Record Date, the Trustees and officers of the Trust collectively beneficially owned less than 1% of the Fund's outstanding shares.]

Background

   As indicated earlier, the Fund is a separate series of the Trust. The Trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time. The Trust is comprised of the Fund and several other series. The Fund is treated under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index (the "Index"). The Fund invests at least 80% of its assets in common stocks included in the Index.

   SBFM is the administrator of the Fund. The Consulting Group, a division of SBFM, serves as the manager of the Fund and provides investment evaluation services with respect to the investment advisers of the Trust. SBFM has entered into an investment advisory agreement with Barclays Global Fund Advisors ("Barclays Global"), the investment adviser for the Fund. Barclays Global is responsible for the day-to-day investment operations of the Fund, in accordance with the Fund's investment objectives and policies. The address of SBFM is 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The address of Salomon Smith Barney is 388 Greenwich Street, New York, NY 10013.

                                  PROPOSAL I
            APPROVAL OF A MASTER-FEEDER FUND STRUCTURE FOR THE FUND

   The Board, including those trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"), has approved, subject to shareholder approval, the conversion of the structure of the Fund from that of a direct investment fund to a master-feeder fund structure in order to permit the Fund to invest all of its investable assets in the S&P 500 Index Master Portfolio (the "Master Fund").

   A master-feeder fund structure is an arrangement in which one or more funds of one or more investment companies (the "Feeder Funds") with different shareholder-related features and distribution policies, but having substantially the same investment objectives, policies and restrictions, combine their investments by investing all of their investable assets in the same master fund. A master fund has the same investment objectives, policies and restrictions as the Feeder Funds. Accordingly, by investing in a master fund, a Feeder Fund would continue to pursue its investment objectives and policies in substantially the same manner as before, except that it would do so through its investment in the master fund rather than directly. The master fund, whose shares may be offered to institutional investors in addition to being offered to Feeder Funds, invests directly in the same type of investment securities and other investments in which the Feeder Funds would have invested directly. The expense ratios, yields and total returns of other investors in the Master Fund may be different from those of the Fund due to differences in expenses.

   The rights and privileges of shareholders in a Feeder Fund are substantially the same as the rights and privileges of shareholders in a direct investment fund. The main difference is that instead of owning a direct interest in the portfolio securities of the investing fund, Feeder Fund shareholders own an indirect interest in those portfolio securities through the Feeder Fund's investment in shares of the master fund. Voting rights, exchange privileges, and conversion rights are generally the same, whether a shareholder owns a stand-alone fund or a Feeder Fund.

   A purpose of a master-feeder fund arrangement is to achieve operational efficiencies through economies of scale, assuming that the assets of the master fund are greater than the assets of any individual Feeder Fund, by achieving a lower ratio of operating expenses to net assets. There can be no assurance that such economies of scale will be realized, however.

   Under the Trust's Declaration of Trust, a shareholder vote is required to sell or transfer substantially all of the assets of the Fund. As conversion to a master-feeder fund structure contemplates an exchange of the Fund's investable assets for an interest in the Master Fund, as described above, this conversion requires, under a conservative interpretation of the Trust's Declaration of Trust, the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for the Fund.

   If Proposal I is approved by the shareholders, the Fund would convert to the master-feeder fund structure by exchanging all of its investable assets in exchange for a beneficial interest in the Master Fund having an equivalent value. The transaction will be effected at net asset value and will not dilute the interests of shareholders of the Fund or the Master Fund. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Master Fund as immediately before that investment. (Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.)

   If the Fund is converted to a master-feeder structure, the Fund will be a shareholder of the Master Fund. The Fund's voting rights with respect to the Master Fund interest it would hold would be passed through to the Fund's own shareholders, pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements.

   If the shareholders of the Fund approve Proposal I, the Fund would receive the same advisory, administrative and distribution services under the master-feeder fund structure at the same fee rates as are currently provided to the Fund, except that SBFM, currently the manager and administrator for the Fund, will not be the manager of the master, although Barclays Global, the Fund's advisor, will be the sole advisor of the master. [SBFM will continue to serve as the Fund's administrator after the Fund's transformation to a feeder fund.]

   The Fund may withdraw its investment in the Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Fund to do so or if the investment objectives, policies or restrictions of the Master Fund changed so that they were inconsistent with the investment objectives, policies or restrictions of the Fund. Upon any such withdrawal, the Board would consider what other action might be taken, including the investment of the investable assets of the Fund in another master fund or the retaining of an investment subadvisor to directly invest the Fund's assets in accordance with the Fund's investment objectives, policies and restrictions.

Information About the Master Fund

   The Master Fund is organized as a separate series of the Master Investment Portfolio, a business trust organized under the laws of the state of Delaware (the "Portfolio Trust"). The Master Fund is also managed by Barclays Global. The Master Fund's investment objective is to seek to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Index. The Master Fund's investment objective and policies are substantively identical to those of the Fund.

   To the extent that the Fund invests all of its investable assets in the Master Fund, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of the Fund approve Proposal I, and the Fund converts to a Feeder Fund, the Fund would terminate its investment subadvisory agreement with Barclays Global. The investment advisory function would continue to be performed by Barclays Global under a separate investment advisory agreement with the Portfolio Trust on behalf of the Master Fund. The Fund would, therefore, indirectly bear its proportionate share of the advisory fee paid by the Master Fund pursuant to its investment advisory agreement with Barclays Global.

Recommendation of the Board

   At a meeting of the Board of Trustees of the Trust held on June 19, 2002, the Board, including the Independent Trustees, unanimously approved (subject to shareholder approval) the conversion of the Fund from a direct investment fund structure to a master-feeder fund structure. In reaching this conclusion, the Board obtained information from the Manager and Barclays Global with respect to the proposal. It was explained that the Fund is too small to be managed efficiently and economically and in the best interests of its investors at its current size. It was noted that at present the Manager is waiving fees and reimbursing expenses to maintain the Fund's expenses at a competitive rate. If the Manager were to reduce or eliminate these waivers and reimbursements, the Fund's expense ratio would increase, reducing return to shareholders. In addition, it was explained that because of its low asset level, it is difficult for the Fund to replicate the performance of the Index.

   In determining to approve Proposal I and submit it to shareholders for approval, the Board considered a number of factors, including the opinion of the Manager and Barclays Global that investing through a master fund will be more efficient and may result in economies of scale and reduce costs to shareholders of the Fund; that the fees paid by the Trust for advisory, administrative and distribution services for the Fund would remain the same; and that Barclays Global, the adviser to the Fund, is the adviser to the Master Fund. The Board also considered that the Fund is too small to be efficiently managed presently and that the Manager currently waives fees and reimburses expenses of the Fund and that, if the Manager discontinues or eliminates these waivers and reimbursements, the Fund's expense ratio would increase and return to shareholders would decrease. The Board also considered that, because of its size, the Master Fund is better able to closely replicate the performance of the Index. Finally, the Board recognized that the conversion to a master-feeder structure would be a tax-free reorganization. Based on the factors discussed above, and others, the Board determined that the conversion of the Fund to a master-feeder fund structure is in the best interests of the Fund and its shareholders.

   Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Fund vote "FOR" the conversion of the Fund to a master-feeder fund structure as set forth in this Proposal.

   If the conversion of the Fund to a master-feeder fund structure is approved, the Fund will proceed to invest all of its investable assets in the Master Fund, as described above. If the conversion of the Fund to a master-feeder fund structure is not approved, the Board will consider whether any other action is appropriate in the interests of the shareholders.

                                 VOTE REQUIRED

   Approval of Proposal I requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL I. ANY UNMARKED PROXIES WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at 300 First Stamford Place, 4th Floor, Stamford, CT 06902.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least [10]% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT [
            ] AT 1-800-   -    .

YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED ON THE ENCLOSED ENVELOPE.

                              By Order of the Board of Trustees,

                              Christina T. Sydor
                              Secretary

November  , 2002

                                                                        Annex I

5% Shareholders

                                            Shares
                                         Beneficially   Percent Ownership
    Name and Address of Beneficial Owner    Owned     of Outstanding Shares
    ------------------------------------ ------------ ---------------------

                               FORM OF PROXY CARD

                               FORM OF PROXY CARD


[SMITH BARNEY LOGO]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT



[Address]




                     Consulting Group Capital Markets Funds
                            S&P 500 Index Investments

                                    [Address]


                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                 [10:00] a.m., Eastern time, on December 3, 2002

     The undersigned hereby appoints ______________ and ___________________ and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
            OF TRUSTEES WITH RESPECT TO YOUR FUND. THE
              BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                                                  ---
                            PROPOSAL I.


UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.







To vote by Telephone:


1) Read the Proxy Statement and have the Proxy card below at hand.
2)    Call 1-800-___-____.
3) Enter the __-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet:

1) Read the Proxy Statement and have the Proxy card below at hand.
2)    [Go to Website [www.proxyvote.com.]
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.]

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE [OR OVER THE INTERNET].

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:





                                            KEEP THIS PORTION FOR YOUR RECORDS.

                                           DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
QUANTITATIVE EQUITY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals

I.   Conversion of the Fund's
     structure from a direct
     investment fund
     structure to a
     master-feeder fund
     structure.
                FOR           AGAINST          ABSTAIN
                [_]             [_]              [_]


                    The appointed proxies will vote on any other business as may properly come before the Special Meeting

                    Receipt of the Notice and the Proxy Statement, dated ___________ __, 2002 (the "Proxy Statement"), is hereby acknowledged.
_________________________________________  _____________________________________

_________________________________________  _____________________________________
Signature (Please sign within box)  Date     Signature (Joint Owners)      Date


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